                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          DATE OF REPORT: JULY 23, 2002
                (DATE OF EARLIEST EVENT REPORTED: JULY 23, 2002)

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-11234                    76-0380342
(State or other jurisdiction         (Commission               (I.R.S. Employer
      of organization)               File Number)            Identification No.)


                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On July 23, 2002, Kinder Morgan Energy Partners, L.P. issued a press release, a copy of which is included herewith as Exhibit 99.1.

         Also, David G. Dehaemers, Jr., Vice President--Corporate Development, announced his intention to leave Kinder Morgan Management, LLC, the delegate of the general partner of Kinder Morgan Energy Partners, L.P., to pursue personal and family interests effective April of 2003. Mr. Dehaemers will resign as an officer of Kinder Morgan Management, LLC in October of 2002, but will continue as an employee for an additional six months to assist in the transition process.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following material is furnished pursuant to Item 5 as an exhibit to this Current Report on Form 8-K.

Exhibit
Number   Description
-------  -----------

 99.1    Press release of Kinder Morgan Energy Partners, L.P. issued July 23,
         2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            KINDER MORGAN ENERGY PARTNERS, L.P.

                              By: KINDER MORGAN G.P., INC.,
                                  its general partner

                                  By: KINDER MORGAN MANAGEMENT, LLC,
                                      the delegate of Kinder Morgan G.P., Inc.

Dated: July 23, 2002                  By: /s/ JOSEPH LISTENGART
                                          ------------------------------------
                                              Joseph Listengart
                                              Vice President and General Counsel

                                  EXHIBIT INDEX


Exhibit
Number        Description
-------       -----------
 99.1         Press release of Kinder Morgan Energy Partners, L.P. issued on
              July 23, 2002